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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             E-Tek Dynamics, Inc.
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            (Exact name of Registrant as specified in its charter)


             Delaware                                      592337308
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


    1865 Lundy Avenue, San Jose, California                  95131
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    (Address of principal executive offices)              (Zip Code)


    If this form relates to the                 If this form relates to the
    registration of a class of                  registration of a class of
    securities pursuant to                      securities pursuant to Section
    Section 12(b) of the Exchange               12(g) of the Exchange Act and
    Act and is effective pursuant               is effective pursuant to
    to General Instruction A.(c),               General Instruction A.(d),
    please check the following                  please check the following
    box.  [_]                                   box.  [X]


Securities Act registration statement file number to which
this form relates:                                              333-61763
                                                             ---------------
                                                             (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
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Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.001 per share
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                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the section entitled "Description of Capital Stock -- Common Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 18, 1998, as amended on September 22, 1998 and on November 10, 1998 (Registration No. 333-61763) (the "Form S-1 Registration Statement").

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this registration statement (all of which are incorporated by reference to the corresponding exhibit as filed with the Form S-1 Registration Statement):

          3.1     Form of Certificate of Incorporation of the Registrant.

          3.2     Bylaws of the Registrant.

          4.1     Specimen Stock Certificate of the Registrant.

          10.10   1998 Stock Plan.

          10.11   1998 Employee Stock Purchase Plan.

          10.12   1998 Director Option Plan.

          10.13   1997 Equity Incentive Plan.

          10.14   1997 Executive Equity Incentive Plan.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 24, 1998                E-TEK DYNAMICS, INC.



                                       By: /s/ Sanjay Subhedar
                                           -------------------
                                           Sanjay Subhedar
                                           Senior Vice President,
                                           Operations, Chief Financial Officer
                                           and Secretary

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